SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

                  New York                                   13-2774727
   (Jurisdiction of incorporation                         (I.R.S. Employer
   or organization if not a U.S.                          Identification No.)
   national bank)

   452 Fifth Avenue, New York, NY                            10018-2706
   (212) 525-5600                                            (Zip Code)
   (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                              ELIZABETH ARDEN INC.*
               (Exact name of obligor as specified in its charter)

     Florida                                           59-0914138
     (State or other jurisdiction                      (I.R.S. Employer
     of incorporation or organization)                 Identification No.)

     14100 N.W. 60th Avenue
     Miami, Florida                                      33014
     (305) 818-8000                                     (Zip Code)
     (Address of principal executive offices)

                     11 3/4% Series B Senior Notes due 2011
                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS


                                                          State or Other
                                                          Jurisdiction of               I.R.S. Employer
                                                          Incorporation or              Identification
Name, Address and Telephone Number                        Organization                  Number
----------------------------------                        ------------                  ------

DF Enterprises, Inc.                                      Delaware                      51-0406399
300 Delaware Avenue, 9th Floor
Wilmington, DE 19801
(302) 552-3200

FD Management, Inc.                                       Delaware                      51-0406398
300 Delaware Avenue, 9th Floor
Wilmington, DE 19801
(302) 552-3200

Elizabeth Arden International Holding, Inc.               Delaware                      54-2021921
14100 NW 60th Avenue
Miami Lakes, FL 33014
(305) 818-8000

Elizabeth Arden (ZUG) GMBH                                Switzerland                   N/A
14100 NW 60th Avenue
Miami Lakes, FL 33014
(305) 818-8000

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
                                     General
Item 1. General Information.
        --------------------

                    Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervisory authority to which it is subject.

                    State of New York Banking Department.

                    Federal Deposit Insurance Corporation, Washington, D.C.

                    Board of Governors of the Federal Reserve System,
                    Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

                              Yes.

Item 2. Affiliations with Obligor.
        --------------------------

                    If the obligor is an affiliate of the trustee, describe each such affiliation.

                              None


Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)         (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)        (1)    Certificate of the State of New York Banking Department
                      dated December 31, 1993 as to the authority of HSBC Bank
                      USA to commence business as amended effective on March 29, 1999.


T1A(iii)              Not applicable.

T1A(iv)        (3)    Copy of the existing By-Laws of HSBC Bank USA as amended
                      on April 11, 2002.

T1A(v)                Not applicable.

T1A(vi)        (2)    Consent of HSBC Bank USA required by Section 321(b) of the
                      Trust Indenture Act of 1939.


T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2003), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)             Not applicable.

T1A(ix)               Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

(3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 24h day of December, 2003.



                                                    HSBC BANK USA


                                                    By:  /s/ Frank J. Godino
                                                       -------------------------
                                                       Frank J. Godino
                                                       Vice President

                                                               EXHIBIT T1A (VII)

                               Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052
                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL       Expires April 30, 2006
--------------------------------------------------------------------------------
                               Please refer to page i, Table of Contents, for the required disclosure of estimated burden.

                                                                        [1]

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



CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2003          (19980930)
                                                          -------------
                                                           (RCRI 9999)


This report is required by law; 12 U.S.C.ss.324 (State member banks); 12          This report form is to be filed by banks with
U.S.C.ss.1817 (State nonmember banks); and 12 U.S.C.ss.161 (National banks).      branches and consolidated subsidiaries in U.S.
                                                                                  territories and possessions, Edge or Agreement
                                                                                  subsidiaries, foreign branches, consolidated
                                                                                  foreign subsidiaries, or
                                                                                  International Banking Facilities.


                                                                                   _________________________________________________

                                                                                   _________________________________________________

                                                                                   _________________________________________________
NOTE:  The Reports of Condition  and Income must be signed by an  authorized       The Reports of Condition  and Income are to be
officer  and the Report of  Condition  must be  attested to by not less than       prepared in accordance with Federal regulatory
two directors  (trustees) for State  nonmember banks and three directors for       authority instructions.

State member and National Banks.                                                   We, the undersigned directors (trustees), attest
                                                                                   to the correctness of this Report of Condition
I, Joseph R. Simpson, Controller                                                   (including the  supporting  schedules) and
   ------------------------------                                                  declare that it has been examined by us and to
   Name and Title of Officer Authorized                                            the best of our  knowledge and belief has been
   to Sign Report                                                                  prepared in conformance with the instructions
                                                                                   issued  by  the appropriate Federal regulatory
                                                                                   authority and is true and correct.
Of the named bank do hereby declare that these Reports of Condition and Income
(including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are
true to the best of my knowledge and believe.                                        /s/ Sal H. Alfieri
                                                                                     -----------------------------------------------
                                                                                         Director (Trustee)

                                                                                     /s/ Bernard J. Kennedy
                                                                                     -----------------------------------------------
                                                                                         Director (Trustee)

                                                                                      /s/ Martin Glynn
   /s/ Joseph R. Simpson                                                              ----------------------------------------------
-------------------------------------------------                                        Director (Trustee)
Signature of Officer Authorized to Sign Report

             11/12/03
-------------------------------------------------
Date of Signature

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
  SUBMISSION OF REPORTS

  Each Bank must prepare its Reports of Condition and Income either:              For electronic filing assistance,  contact EDS
                                                                                  Call report Services, 2150 N.Prospect Ave.,
                                                                                  Milwaukee, WI 53202, telephone (800) 255-1571.

(a)  in electronic form and then file the computer data file directly with the    To fulfill the signature and attestation
     banking agencies' collection agent, Electronic Data System Corporation       requirement for the Reports of Condition and
     (EDS), by modem or computer diskette; or                                     Income for this report date, attach this signature
                                                                                  page to the hard-copy f the completed report that
                                                                                  the bank places in its files.


  b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


FDIC Certificate Number                0 0 5 8 9
                                       - - - - -
                                      (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM                                                     HSBC Bank USA
--------------------------------------------------------------------               -------------------------------------------------
Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087)               Legal Title of Bank (TEXT 9010)
 (Example:  www.examplebank.com)
                                                                                   Buffalo
                                                                                   -------------------------------------------------
                                                                                   City (TEXT 9130)


                                                                                   N.Y.                                 14203
                                                                                   -------------------------------------------------
                                                                                   State Abbrev. (TEXT 9200)    ZIP Code (TEXT 9220)


   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency


                               REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA                              of  Buffalo
-------------------------------------------------------
  Name of Bank                             City

in the state of New York, at the close of business September 30, 2003


ASSETS
                                                                                                               Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                            -----------------------
 a.  Non-interest-bearing balances currency and coin                                                              $      2,350,034
------------------------------------------------------------------------------------------------------------
 b. Interest-bearing balances                                                                                            1,160,995
------------------------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                                           4,213,089
------------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                        14,211,802
------------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
------------------------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                                                  633,000
b. Securities purchased under agreements to resell                                                                       3,994,723
                                                                                                            -----------------------
Loans and lease financing receivables:
                                                                                                            -----------------------
   Loans and leases held for sale                                                                                 $      2,653,585
---------------------------------------------------------------------------------                           -----------------------
                                                                                 ---------------------------
   Loans and leases net of unearned income                                                 $     42,180,013
---------------------------------------------------------------------------------
                                                                                 ---------------------------
   LESS: Allowance for loan and lease losses                                                        434,830
------------------------------------------------------------------------------------------------------------
                                                                                                            ------------------------
   Loans and lease, net of unearned income, allowance, and reserve                                                 $    41,745,183
------------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                       11,522,909
------------------------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                                               673,337
------------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                                     11,310
------------------------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                                                 243,581
------------------------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                                                80,310
------------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                                              2,211,273
------------------------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                                                 503,927
------------------------------------------------------------------------------------------------------------
Other assets                                                                                                             3,948,333
------------------------------------------------------------------------------------------------------------
Total assets                                                                                                            90,157,211
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
                                                                                              ----------------------------
   In domestic offices                                                                                         42,764,284
                                                                                              ----------------------------
----------------------------------------------------------------------------------------------
   Non-interest-bearing                                                             6,078,506
----------------------------------------------------------------------------------------------
   Interest-bearing                                                                36,685,778
----------------------------------------------------------------------------------------------
In foreign offices                                                                                             20,037,930
-------------------------------------------------------------------------------               ----------------------------
   Non-interest-bearing                                                              417,850
-------------------------------------------------------------------------------
   Interest-bearing                                                               19,620,080
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
--------------------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                                    90,885
----------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                                390,103
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Trading Liabilities                                                                                              8,070,149
----------------------------------------------------------------------------------------------
Other borrowed money                                                                                             5,316,355
----------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                                     80,130
----------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                                1,549,223
----------------------------------------------------------------------------------------------
Other liabilities                                                                                                4,181,576
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                               82,480,605
--------------------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                                        342
--------------------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL
--------------------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                           -
----------------------------------------------------------------------------------------------
Common Stock                                                                                                       205,000
----------------------------------------------------------------------------------------------
Surplus                                                                                                          6,420,202
----------------------------------------------------------------------------------------------
Retained earnings                                                                                                  893,079
----------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                             157,983
----------------------------------------------------------------------------------------------
Other equity capital components                                                                                         -
----------------------------------------------------------------------------------------------
Total equity capital                                                                                             7,676,264
----------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                        90,157,211
--------------------------------------------------------------------------------------------------------------------------

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